® Sonic Automotive – Investor Presentation October 2022 Updated October 27, 2022 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward- looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 and new variants of the virus on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the integration of the RFJ Auto acquisition, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 163 25+ 24 17 $12.4 Billion $1.9 Billion 103K New Vehicles Sold 183K Total Revenues Automotive Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Location Counts As Of October 27, 2022. Revenues, Gross Profit, New & Used Vehicles Sold are for FY 2021 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines with a Diversified Brand Portfolio Our High Growth Potential EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

5 Investment Highlights Multiple Growth And Profit Drivers For Franchised Dealerships Segment Unique, High Return Potential EchoPark Business Model Broad Revenue Stream Diversification Complementary Relationship – Sonic Franchised Dealerships And EchoPark Disciplined Capital Allocation To Drive Shareholder Returns Focused On Expense Control And Maintaining Strong Balance Sheet

6 Revenue Composition BY GEOGRAPHY TX 26% CA 22% CO 8% ID 7% TN 7% FL 6% AL 5% IN 1% NC 4% GA 4% VA 2% MD 2% All Others 6% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for Nine Months Ended September 30, 2022

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for the Nine Months Ended September 30, 2022 5% 29% 11% 34% 44% 8% 40% 29% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for the Nine Months Ended September 30, 2022 Brand % of Revenue Franchise Brand % of Revenue BMW 20% Mercedes 10% Audi 5% Lexus 4% Porsche 3% Land Rover 3% Cadillac 2% Volvo 1% Other Luxury (1) 4% Honda 8% Toyota 7% Volkswagen 1% Hyundai 1% Nissan 1% Other Import (2) <1% EchoPark 17% Non-Franchise 17% Ford 4% Chrysler Dodge Jeep RAM 4% Chevrolet GMC Buick 5% Luxury 52% 18%Import Domestic 13% (1) Includes Alfa Romeo, Infiniti, Jaguar, Maserati and MINI (2) Includes Mazda and Subaru Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Unique, High Return Potential Business Model Focus On High Quality Pre-Owned Vehicles, In-Store or Online Expect To Reach 90% Of U.S. Population By 2025 Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience. Note: Expected U.S. population reach is a projection, actual results may differ. See “Forward-Looking Statements.”

9 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diversified Revenue Streams • Relatively Low Fixed Costs And Multiple Strategic Levers • Further Growth Opportunities:  Parts And Service Business  Used Vehicles  F&I Penetration  Expense Leverage  Strategic Acquisitions • Strong Secular Growth Phase Due To:  Focus On Highly Fragmented Pre-Owned Vehicle Market  Below-Market Pricing Strategy  Simplified, Easy Purchase Experience • In A Declining Pre-Owned Vehicle Price Environment, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Unit Sales Volume

10 Strategic Direction • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Early-Stage Strong Secular Growth Phase • Achieved >50% U.S. Population Coverage To Date, Expect 90% Coverage By 2025 • Growing eCommerce Presence Offers Scalable Incremental Reach • Addressable Market Opportunity Of 2 Million Vehicles Annually At Maturity • Invest In Proprietary Digital Retail Platform To Accelerate Growth • Focus On Guest Experience To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Share Repurchase Program And Dividend (In October 2022, Sonic’s Board Approved A 12% Increase To Quarterly Cash Dividend, To $0.28 Per Share) Franchised Dealerships EchoParkStrategic Drivers Note: Profitability, unit sales volume and population coverage projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

11 Strong Balance Sheet And Liquidity September 30, 2022 December 31, 2021 (In Millions) Cash and cash equivalents 139.0$ 299.4$ Availability under the 2021 Revolving Credit Facility 286.6 281.4 Availability under the 2019 Mortgage Facility 30.4 22.2 Floor plan deposit balance 32.0 99.8 Total available liquidity resources 488.0$ 702.8$ Covenant Requirement* September 30, 2022 December 31, 2021 Liquidity ratio >= 1.05 1.22 1.26 Fixed charge coverage ratio >= 1.20 2.51 2.69 Total lease adjusted leverage ratio <= 5.75 2.46 2.46 Net debt to Adjusted EBITDA ratio(1) 1.82 1.80 * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility (1) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) $215 Million Decrease In Liquidity Driven By $245 Million In YTD Share Repurchases Current Leverage Ratios Are Within Internal Target Range

12 Impact Of Share Repurchases Repurchased 5.2 Million Shares YTD 2022, Or 13% Of Total Shares Outstanding As Of December 31, 2021 $481.0 Million Remaining Repurchase Authorization 43.1 41.8 40.7 36.6 30.0 35.0 40.0 45.0 Dec 2019 Dec 2020 Dec 2021 Sep 2022 (In M illi on s) Total Class A & Class B Shares Outstanding

13 Franchised Dealerships

14 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships111 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers17 18 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

15 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 111 Stores, 25+ Brands, 17 Collision Repair Centers

16 Franchised Dealerships – Strategic Growth Levers Mature Cash Flows + Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Retention Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

17 EchoPark

EchoPark – Brand Promise

EchoPark AUTOMOTIVE

Price. Quality. Experience.

- Up To **40%** Below New Vehicle Price
- Up To **$3,000** Below Used Vehicle Market Price
- High Quality Pre-Owned Vehicles With Available Warranty
- Transparent Guest-Centric Experience
- New Car Feel Without The New Car Price
- Free CARFAX Report With Every Vehicle
- Buy & Sell Your Way – On-Site Or Online
- Complete Purchase In Under An Hour

Low Cost Omnichannel Model

Sonic Automotive EchoPark AUTOMOTIVE 18

19 EchoPark – Developing Nationwide Distribution Network Achieved >50% Population Coverage To Date Target 90% Population Coverage By 2025 Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Existing Delivery Center Future Delivery Center Coverage Area Existing Retail Hub Future Market Opportunities

EchoPark – Addressable Market Opportunity

Annual Retail Vehicle Sales Volume


15+ MILLION
1–4-Year-Old Vehicles
13+ MILLION
New Vehicles
6+ MILLION
5–6-Year-Old Vehicles
2 MILLION
EchoPark AUTOMOTIVE
Opportunity

EchoPark® AUTOMOTIVE

Target **90% Population Coverage** By 2025 With Growing Nationwide Distribution Network	Target **10% Market Share** Already Achieving This Share* In Most Mature Market
Pricing Up To **40% Below New** Converts Prospective New Car Buyers	Priced Up to **$3,000 Below Market Price** Competes On Price vs. Older Vehicles, Consumer Can Buy Newer Vehicle For Same Price

* Share Of Vehicles That Fit 1-4-Year-Old Model In Existing EchoPark Markets

Long-Term Strategy Remains Focused On Nearly-New, 1–4-Year Old Vehicle Segment Despite Recent Strategic Adjustments To Include 5+ Year Old Inventory

Sonic Automotive EchoPark AUTOMOTIVE
20

EchoPark – Delivery Center Model



Existing Retail Hub

Example Delivery Center Market Coverage Opportunity

EchoPark AUTOMOTIVE

Delivery Center Model

- Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory Online In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal And Firm Purchase Offer
- Arrange Vehicle Transport To Delivery Center
- Guest Picks Up Vehicle At EchoPark Delivery Center Nearest Their Home (i.e. Next-To-Last-Mile Delivery)

Strategic Advantages

- Accelerates Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery Center Markets

- Expect To Support 3 To 4 Delivery Centers Per Retail Hub At Maturity
- Target Adjacent Secondary Markets Or Large Metro Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

Sonic Automotive EchoPark AUTOMOTIVE

21

22 EchoPark – Industry Headwinds & Action Plan Industry Headwinds • Supply Chain Disruption Continues To Suppress New Vehicle Production And Inventory Levels • Rental Car Companies Continue To Be Net Buyers In Used Vehicle Auction Market, But Not Paying As Much Above Market As During First Half Of 2022 (Driving 8.9% Decrease In 3-Year Old Vehicle Manheim Prices In Q3 2022) • Used Price As A Percentage Of New Price At 67% (Typically In 55-60% Range) Continues to Negatively Impact Affordability • October Month-To-Date, 3-Year Old Vehicle Manheim Prices Decreased 2.7%, Now Down 15.7% YTD 2022 • Auction “No-Sells” 55-60% Of Listings In October (Indicator Of Continued Slowing Wholesale Demand, Risk Of Further Price Declines In Near Term) EchoPark Action Plan In Progress • Expanded Inventory To Include 5+ Year Old Vehicles In All Markets, Driving Lower Inventory Acquisition Cost And Lower Retail Selling Price, Expanding Customer Segments While Benefiting Consumer Affordability And Gross Profit Per Unit (“GPU”) • Implemented Marketing Strategy To Source More Vehicles From Non-Auction Sources (Historically Less Than 10% Of Inventory) • Launched New EchoPark.com In June 2022 To Modernize eCommerce Offering And Drive Improved Sales Efficiency And Volume Throughput • EchoPark Brand Launch – Increase Consumer Awareness And Advertising Reach Beyond Being The Low Price Leader • Targeted Expense Reductions At EchoPark Are Expected To Drive Further Profitability Improvement In Q4 2022 And EchoPark EBITDA Breakeven In Q2 2023 • Continued Focus On Maintaining Highest Reputation Scores In The Pre-Owned Competitive Segment EchoPark Action Plan Results To Date • Improved Non-Auction Sourcing Mix From 25% In Q2 2022 To 32% Of Sales In Q3 2022 (Historically Less Than 10%) • Older Model Year Cohort Vehicles (5+ Years Old) Represented 19% of Q3 2022 EchoPark Unit Sales Volume (Up From 9% In Q2 2022), Average 30% Lower Selling Price And Generate $1,850 More In Total GPU Compared To 1-4-Year Old Vehicles • New EchoPark.com eCommerce Results For Q3 2022 (Launched To 100% Of Web Traffic In June 2022) • Omnichannel Transactions Accounted For 31% Of EchoPark Retail Unit Volume In Q3 2022 (Up From 19% In Q2 2022), With 7% Of EchoPark Volume Sold End-to-End Online (Compared to 7% In Q2 2022) • 60% Of Units Sold Were Shipped Out Of Market • Online F&I Attachment Continues To Exceed Expectations, Averaging $2,325 Per Unit (Up From $2,250 In Q2 2022)

23 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 14,995 16,608 15,422 $- $100 $200 $300 $400 $500 $600 $700 $800 (In M illi on s) Quarterly Used Retail Units Quarterly Revenue Lower Unit Volume Beginning Q4 2021 A Result Of Strategic Adjustments To Manage Inventory Levels And Mitigate Operating Losses Amid Ongoing Challenges In Used Vehicle Price Environment

24 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) ($28.5) ($14.6) ($29.0) ($27.9) ($21.4) $6.1 $6.2 $6.8 $4.8 $(0.3) $6.7 $(4.0) $(11.7) $(6.1) $(17.9)$(18.2) $(15.7) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Current Headcount And SG&A Structure Is Based On Higher Unit Sales Volume Projections Expected Once Transitory Used Pricing Environment Normalizes Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) Adjusted EBITDA by Month Jul 2022 Aug 2022 Sep 2022 Q3 2022 Total EchoPark $ (7.1) $ (7.4) $ (6.9) $ (21.4) Impact of Stores Open <12 Months $ (2.4) $ (1.9) $ (1.4) $ (5.7) Net of New Store Impact $ (4.7) $ (5.5) $ (5.5) $ (15.7) Used Retail Unit Volume 5,059 4,858 5,505 15,422 Expect Continued Improvement In EBITDA Losses In Q4 2022, Targeting Return To Breakeven In Q2 2023

25 Omnichannel Strategy

Full Omnichannel Infrastructure

Sonic Automotive

EchoPark AUTOMOTIVE

Buy & Sell Your Way

ON-SITE ⟷ ONLINE

Seamless Guest Experience

Digital Interface
- Developed & Launched eCommerce Platform
- Proprietary Ability to Buy a Car A-to-Z Online or Convert To Omnichannel At Any Step In Between

People
- Guest Experience Managers
- Centralized Appraisals, Inventory Sourcing, Pricing
- Centralized Call Support
- Centralized F&I
- Centralized Marketing

Proprietary Technology
- Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

Sonic Automotive EchoPark AUTOMOTIVE

26

Buy & Sell Your Way

Sonic Automotive | EchoPark Automotive

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To **Choose Their Preferred Buying Approach**
- A **Flexible, Guest-Centric** Experience With Options
- Will Be **Seamless To The Guest**, Regardless Of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A **Modern, Technology-Enabled Approach**
- Can Be Completed In **Under An Hour**

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To **Reduce In-Person Process**
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And **Firm Purchase Offer**
- Complete A Full eCommerce Transaction **In Minutes**
- **Conveniently** Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents 31% Of Q3 2022 EchoPark Unit Sales Volume

Sonic Automotive EchoPark Automotive
27

28 New EchoPark.com Results to Date Rolled Out To 100% Of National Web Traffic In June 2022 Conversion Rate 30% Higher Compared To Old Website Q3 2022 F&I of $2,325 Per Unit Exceeding Projections For End-To-End Online F&I Product Sales Nearly 60% Of Vehicles Sold Out Of Market In Q3 2022, Driving Incremental Reach Technical Site Improvements – Bounce Rate 90% Better, Time On Site 33% Better, Pages Per Session 33% Better Than Old Website

29 Appendix

30 Non-GAAP Reconciliation – Segment Income – QTD Franchised Dealerships Segment EchoPark Segment Consolidated (In millions, except unit data) Q3 2022 Q3 2021 Q3 2022 Q3 2021 Q3 2022 Q3 2021 Revenues 2,840.3$ 2,409.5$ 607.8$ 663.3$ 3,448.1$ 3,072.8$ Gross profit 532.1$ 446.2$ 48.6$ 25.8$ 580.7$ 472.0$ SG&A expenses 332.0$ 268.4$ 67.0$ 53.0$ 399.0$ 321.4$ Segment income 146.3$ 145.1$ (29.9)$ (32.9)$ 116.4$ 112.2$ Impairment charges - - - - - - Earnings (loss) from continuing operations before taxes 146.3$ 145.1$ (29.9)$ (32.9)$ 116.4$ 112.2$ Net income (loss) from continuing operations 87.3$ 84.7$ Retail new vehicle unit sales volume 24,241 22,280 535 55 24,776 22,335 Fleet new vehicle unit sales volume 672 511 - - 672 511 Retail used vehicle unit sales volume 26,647 26,274 15,422 21,255 42,069 47,529 Wholesale used vehicle unit sales volume 5,813 6,119 2,450 3,492 8,263 9,611 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

Non-GAAP Reconciliation – Segment Income – YTD

(In millions, except unit data)	Franchised Dealerships Segment YTD Q3 2022	Franchised Dealerships Segment YTD Q3 2021	EchoPark Segment YTD Q3 2022	EchoPark Segment YTD Q3 2021	Consolidated YTD Q3 2022	Consolidated YTD Q3 2021
Revenues	$ 8,511.9	$ 7,445.8	$ 1,898.6	$ 1,766.1	$ 10,410.5	$ 9,211.9
Gross profit	$ 1,598.4	$ 1,275.8	$ 142.5	$ 107.9	$ 1,740.9	$ 1,383.7
SG&A expenses	$ 974.9	$ 794.1	$ 213.9	$ 137.2	$ 1,188.8	$ 931.3
Adjusted segment income	$ 476.6	$ 381.1	$ (99.7)	$ (45.3)	$ 376.9	$ 335.8
Long-term compensation charges	(4.4)	-	-	-	(4.4)	-
Segment income	$ 472.2	$ 381.1	$ (99.7)	$ (45.3)	$ 372.5	$ 335.8
Impairment charges	-	-	-	-	-	-
Earnings (loss) from continuing operations before taxes	$ 472.2	$ 381.1	$ (99.7)	$ (45.3)	$ 372.5	$ 335.8
Adjusted earnings (loss) from continuing operations before taxes	$ 476.6	$ 381.1	$ (99.7)	$ (45.3)	$ 376.9	$ 335.8
Long-term compensation charges	(4.4)	-	-	-	(4.4)	-
Earnings (loss) from continuing operations before taxes	$ 472.2	$ 381.1	$ (99.7)	$ (45.3)	$ 372.5	$ 335.8
Adjusted net income (loss) from continuing operations					$ 283.8	$ 252.4
Long-term compensation charges (before taxes)					(4.4)	-
Tax effect of items of interest and non-recurring tax items					-	-
Net income (loss) from continuing operations					$ 279.4	$ 252.4
Retail new vehicle unit sales volume	73,185	76,340	705	69	73,890	76,409
Fleet new vehicle unit sales volume	1,454	1,297	-	-	1,454	1,297
Retail used vehicle unit sales volume	81,881	82,060	47,025	62,186	128,906	144,246
Wholesale used vehicle unit sales volume	18,436	19,704	8,793	9,231	27,229	28,935

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

31

Non-GAAP Reconciliation – Segment Income – Prior FY

(In millions, except unit data)	Franchised Dealerships Segment FY 2021	Franchised Dealerships Segment FY 2020	EchoPark Segment FY 2021	EchoPark Segment FY 2020	Consolidated FY 2021	Consolidated FY 2020
Revenues	$ 10,051.1	$ 8,348.0	$ 2,345.3	$ 1,419.0	$ 12,396.4	$ 9,767.0
Gross profit	$ 1,765.6	$ 1,309.4	$ 148.8	$ 114.0	$ 1,914.3	$ 1,423.6
SG&A expenses	$ 1,076.9	$ 933.7	$ 197.8	$ 94.9	$ 1,274.7	$ 1,028.7
Adjusted segment income	$ 547.1	$ 227.2	$ (65.5)	$ (1.2)	$ 481.6	$ 226.0
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Segment income	$ 530.3	$ 231.2	$ (72.0)	$ 4.0	$ 458.3	$ 235.2
Impairment charges	-	(270.0)	(0.1)	-	(0.1)	(270.0)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted earnings (loss) from continuing operations before taxes	$ 547.1	$ 226.4	$ (65.6)	$ (1.2)	$ 481.5	$ 225.2
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Impairment charges	-	(269.2)	-	-	-	(269.2)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted net income (loss) from continuing operations					$ 366.3	$ 168.9
Acquisition and disposition-related gain (loss) (before taxes)					(1.2)	9.2
Long-term compensation charges (before taxes)					(6.5)	-
Loss on extinguishment of debt (before taxes)					(15.6)	-
Impairment charges (before taxes)					-	(269.2)
Tax effect of items of interest and non-recurring tax items					5.9	40.4
Net income (loss) from continuing operations					$ 348.9	$ (50.7)
New vehicle unit sales volume	103,358	93,281	128	-	103,486	93,281
Retail used vehicle unit sales volume	105,457	101,864	77,835	57,161	183,292	159,025

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

Sonic Automotive EchoPark AUTOMOTIVE 32

33 Non-GAAP Reconciliation – Adjusted EBITDA Note – Balance Sheet Amounts Are As Of December 31 For The FY Then Ended. For The LTM Q3 2022 Period, Balance Sheet Amounts Are As Of September 30, 2022. (In millions) FY 2018 FY 2019 FY 2020 FY 2021 LTM Q3 2022 Net Income (Loss) 51.7$ 144.1$ (51.4)$ 348.9$ 375.7$ Provision For Income Taxes 22.6 55.0 15.6 109.3 118.9 Income (Loss) Before Taxes 74.3$ 199.1$ (35.8)$ 458.2$ 494.6$ Non-Floor Plan Interest 52.0 50.5 38.7 44.7 78.1 Depreciation and Amortization 96.7 95.6 93.9 104.3 126.1 Stock-Based Compensation Expense 11.9 10.8 11.7 15.0 16.2 Loss (Gain) On Exit Of Leased Dealerships 1.7 (0.2) - - - Impairment Charges 29.5 20.8 270.0 0.1 0.1 Loss (Gain) On Debt Extinguishment - 6.7 - 15.6 15.6 Long-Term Compensation Charges 32.5 - - 8.0 10.9 Acquisition and Disposition-Related (Gain) Loss (39.3) (74.8) (8.2) (0.4) - Adjusted EBITDA 259.3$ 308.5$ 370.3$ 645.5$ 741.6$ Long-Term Debt (Including Current Portion) 945.1$ 706.9$ 720.1$ 1,561.2$ 1,522.4$ Cash and Equivalents (5.9) (29.1) (170.3) (299.4) (139.0) Floor Plan Deposit Balance - - (73.2) (99.8) (32.0) Net Debt 939.2$ 677.8$ 476.6$ 1,162.0$ 1,351.4$ Net Debt To Adjusted EBITDA Ratio 3.62 2.20 1.29 1.80 1.82 Long-Term Debt (Including Current Portion) To Adjusted EBITDA Ratio 3.64 2.29 1.94 2.42 2.05

34 Non-GAAP Reconciliation – Adjusted EBITDA By Segment Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In millions) (In millions) Net Income (Loss) $ 87.3 $ 84.5 Provision For Income Taxes 29.1 27.5 Income (Loss) Before Taxes $ 146.3 $ (29.9) $ - $ 116.4 $ 145.1 $ (32.9) $ (0.2) $ 112.0 Non-Floor Plan Interest 19.9 1.5 - 21.4 8.8 0.3 - 9.1 Depreciation And Amortization 27.3 7.0 - 34.3 21.9 4.0 - 25.9 Stock-Based Compensation Expense 3.8 - - 3.8 3.7 - - 3.7 Long-Term Compensation Charges - - - - - 0.5 - 0.5 Gain On Franchise And Real Estate Disposals 0.5 - - 0.5 (0.1) (0.4) - (0.5) Adjusted EBITDA $ 197.8 $ (21.4) $ - $ 176.4 $ 179.4 $ (28.5) $ (0.2) $ 150.7 Q3 2022 Q3 2021

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q2 2022 Franchised Dealerships Segment	Q2 2022 EchoPark Segment	Q2 2022 Discontinued Operations	Q2 2022 Total	Q2 2021 Franchised Dealerships Segment	Q2 2021 EchoPark Segment	Q2 2021 Discontinued Operations	Q2 2021 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 94.8				$ 113.8
Provision For Income Taxes				32.4				37.0
Income (Loss) Before Taxes	$ 162.1	$ (34.9)	$ -	$ 127.2	$ 165.4	$ (14.4)	$ (0.2)	$ 150.8
Non-Floor Plan Interest	19.1	1.0	-	20.1	8.9	0.3	-	9.2
Depreciation And Amortization	26.4	6.0	-	32.4	21.4	4.2	-	25.6
Stock-Based Compensation Expense	4.2	-	-	4.2	4.0	-	-	4.0
Long-Term Compensation Charges	4.4	-	-	4.4	-	0.5	-	0.5
Gain On Franchise And Real Estate Disposals	0.1	-	-	0.1	(0.4)	-	-	(0.4)
Adjusted EBITDA	$ 216.3	$ (27.9)	$ -	$ 188.4	$ 199.3	$ (9.4)	$ (0.2)	$ 189.7

	Q1 2022 Franchised Dealerships Segment	Q1 2022 EchoPark Segment	Q1 2022 Discontinued Operations	Q1 2022 Total	Q1 2021 Franchised Dealerships Segment	Q1 2021 EchoPark Segment	Q1 2021 Discontinued Operations	Q1 2021 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 97.3				$ 54.2
Provision For Income Taxes				31.6				19.1
Income (Loss) Before Taxes	$ 163.8	$ (34.9)	$ -	$ 128.9	$ 70.6	$ 2.0	$ 0.7	$ 73.3
Non-Floor Plan Interest	19.0	0.7	-	19.7	9.1	0.4	-	9.5
Depreciation And Amortization	25.9	5.2	-	31.1	21.2	3.3	-	24.5
Stock-Based Compensation Expense	4.4	-	-	4.4	3.5	-	-	3.5
Long-Term Compensation Charges	-	-	-	-	-	0.5	-	0.5
Gain On Franchise And Real Estate Disposals	(1.1)	-	-	(1.1)	-	-	-	-
Adjusted EBITDA	$ 212.0	$ (29.0)	$ -	$ 183.0	$ 104.4	$ 6.2	$ 0.7	$ 111.3

Sonic Automotive EchoPark AUTOMOTIVE
35

→ Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2021				Q4 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 96.3				$ 57.3
Provision For Income Taxes				25.8				32.8
Income (Loss) Before Taxes	$ 148.9	$ (26.8)	$ -	$ 122.1	$ 90.6	$ (0.8)	$ 0.3	$ 90.1
Non-Floor Plan Interest	16.2	0.7	-	16.9	9.0	0.2	-	9.2
Depreciation And Amortization	23.4	4.9	-	28.3	21.1	2.9	-	24.0
Stock-Based Compensation Expense	3.8	-	-	3.8	3.2	-	-	3.2
Impairment Charges	-	0.1	-	0.1	1.2	-	-	1.2
Loss On Debt Extinguishment	15.6	-	-	15.6	-	-	-	-
Long-Term Compensation Charges	-	6.5	-	6.5	-	-	-	-
Acquisition and Disposition-Related (Gain) Loss	0.5	-	-	0.5	(0.8)	(5.2)	-	(6.0)
Adjusted EBITDA	$ 208.4	$ (14.6)	$ -	$ 193.8	$ 124.3	$ (2.9)	$ 0.3	$ 121.7

	Q3 2021				Q3 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 84.5				$ 59.8
Provision For Income Taxes				27.5				20.6
Income (Loss) Before Taxes	$ 145.1	$ (32.9)	$ (0.2)	$ 112.0	$ 80.4	$ 0.2	$ (0.2)	$ 80.4
Non-Floor Plan Interest	8.8	0.3	-	9.1	9.8	0.1	-	9.9
Depreciation And Amortization	21.9	4.0	-	25.9	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.7	-	-	3.7	3.2	-	-	3.2
Impairment Charges	-	-	-	-	-	-	-	-
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	(0.1)	(0.4)	-	(0.5)	(3.4)	-	-	(3.4)
Adjusted EBITDA	$ 179.4	$ (28.5)	$ (0.2)	$ 150.7	$ 111.0	$ 3.1	$ (0.2)	$ 113.9

Sonic Automotive EchoPark AUTOMOTIVE
36

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q2 2021				Q2 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 113.8				$ 30.8
Provision For Income Taxes				37.0				6.3
Income (Loss) Before Taxes	$ 165.4	$ (14.4)	$ (0.2)	$ 150.8	$ 34.8	$ 2.6	$ (0.3)	$ 37.1
Non-Floor Plan Interest	8.9	0.3	-	9.2	9.0	0.2	-	9.2
Depreciation And Amortization	21.4	4.2	-	25.6	20.5	2.8	-	23.3
Stock-Based Compensation Expense	4.0	-	-	4.0	3.0	-	-	3.0
Impairment Charges	-	-	-	-	0.8	-	-	0.8
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	(0.4)	-	-	(0.4)	1.1	-	-	1.1
Adjusted EBITDA	$ 199.3	$ (9.4)	$ (0.2)	$ 189.7	$ 69.2	$ 5.6	$ (0.3)	$ 74.5

	Q1 2021				Q1 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 54.2				$ (199.3)
Provision For Income Taxes				19.1				(44.2)
Income (Loss) Before Taxes	$ 70.5	$ 2.0	$ 0.8	$ 73.3	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)
Non-Floor Plan Interest	9.1	0.4	-	9.5	10.0	0.4	-	10.4
Depreciation And Amortization	21.2	3.3	-	24.5	20.1	2.7	-	22.8
Stock-Based Compensation Expense	3.5	-	-	3.5	2.4	-	-	2.4
Impairment Charges	-	-	-	-	268.0	-	-	268.0
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 104.3	$ 6.2	$ 0.8	$ 111.3	$ 55.2	$ 5.2	$ (0.3)	$ 60.1

37

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2020				Q4 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 57.3				$ 46.3
Provision For Income Taxes				32.8				14.7
Income (Loss) Before Taxes	$ 90.6	$ (0.8)	$ 0.3	$ 90.1	$ 75.5	$ (14.5)	$ -	$ 61.0
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.2	0.4	-	12.6
Depreciation And Amortization	21.1	2.9	-	24.0	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	1.2	-	-	1.2	1.1	16.6	-	17.7
Loss On Debt Extinguishment	-	-	-	-	6.7	-	-	6.7
Gain On Franchise And Real Estate Disposals	(0.8)	(5.2)	-	(6.0)	(29.2)	-	-	(29.2)
Adjusted EBITDA	$ 124.3	$ (2.9)	$ 0.3	$ 121.7	$ 90.0	$ 5.3	$ -	$ 95.3

	Q3 2020				Q3 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 59.8				$ 29.0
Provision For Income Taxes				20.6				11.3
Income (Loss) Before Taxes	$ 80.4	$ 0.2	$ (0.2)	$ 80.4	$ 38.4	$ 2.1	$ (0.2)	$ 40.3
Non-Floor Plan Interest	9.8	0.1	-	9.9	11.9	0.5	-	12.4
Depreciation And Amortization	21.0	2.8	-	23.8	21.6	2.7	-	24.3
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	-	-	-	-	-	1.1	-	1.1
Gain On Franchise Disposals	(3.4)	-	-	(3.4)	0.8	-	-	0.8
Adjusted EBITDA	$ 111.0	$ 3.1	$ (0.2)	$ 113.9	$ 75.4	$ 6.4	$ (0.2)	$ 81.6

Sonic Automotive EchoPark AUTOMOTIVE
38

→ Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q2 2020				Q2 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 30.8				$ 26.6
Provision For Income Taxes				6.3				10.0
Income (Loss) Before Taxes	$ 34.8	$ 2.6	$ (0.3)	$ 37.1	$ 35.1	$ 1.7	$ (0.2)	$ 36.6
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.6	0.4	-	13.0
Depreciation And Amortization	20.5	2.8	-	23.3	21.7	2.7	-	24.4
Stock-Based Compensation Expense	3.0	-	-	3.0	2.6	-	-	2.6
Impairment Charges	0.8	-	-	0.8	-	-	-	-
Gain On Franchise Disposals	1.1	-	-	1.1	0.4	-	-	0.4
Adjusted EBITDA	$ 69.2	$ 5.6	$ (0.3)	$ 74.5	$ 72.4	$ 4.8	$ (0.2)	$ 77.0

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ (199.3)				$ 42.2
Provision For Income Taxes				(44.2)				19.0
Income (Loss) Before Taxes	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)	$ 61.2	$ 0.2	$ (0.2)	$ 61.2
Non-Floor Plan Interest	10.0	0.4	-	10.4	11.8	0.5	-	12.3
Depreciation And Amortization	20.1	2.7	-	22.8	20.8	2.4	-	23.2
Stock-Based Compensation Expense	2.4	-	-	2.4	2.8	-	-	2.8
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(0.2)	-	-	(0.2)
Impairment Charges	268.0	-	-	268.0	-	1.9	-	1.9
Gain On Franchise Disposals	-	-	-	-	(46.7)	-	-	(46.7)
Adjusted EBITDA	$ 55.2	$ 5.2	$ (0.3)	$ 60.1	$ 49.7	$ 5.0	$ (0.2)	$ 54.5

39

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 46.3				$ 21.8
Provision For Income Taxes				14.7				9.2
Income (Loss) Before Taxes	$ 75.5	$ (14.5)	$ -	$ 61.0	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0
Non-Floor Plan Interest	12.2	0.4	-	12.6	12.9	0.4	0.1	13.4
Depreciation And Amortization	21.0	2.8	-	23.8	21.1	2.2	-	23.3
Stock-Based Compensation Expense	2.7	-	-	2.7	1.3	-	-	1.3
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1.1)	-	0.1	(1.0)
Impairment Charges	1.1	16.6	-	17.7	14.1	1.5	-	15.6
Loss On Debt Extinguishment	6.7	-	-	6.7	-	-	-	-
Gain On Franchise Disposals	(29.2)	-	-	(29.2)	(0.2)	-	-	(0.2)
Adjusted EBITDA	$ 90.0	$ 5.3	$ -	$ 95.3	$ 85.5	$ (2.1)	$ -	$ 83.4

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 29.0				$ 15.1
Provision For Income Taxes				$ 11.3				7.3
Income (Loss) Before Taxes	$ 38.4	$ 2.1	$ (0.2)	$ 40.3	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4
Non-Floor Plan Interest	$ 11.9	$ 0.5	-	12.4	12.3	0.5	0.1	12.9
Depreciation And Amortization	$ 21.6	$ 2.7	-	24.3	22.1	2.0	-	24.1
Stock-Based Compensation Expense	$ 2.7	-	-	2.7	4.6	-	-	4.6
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	-	-	0.1	0.1
Impairment Charges	-	$ 1.1	-	1.1	-	-	-	-
Gain On Franchise Disposals	$ 0.8	-	-	0.8	-	-	-	-
Adjusted EBITDA	$ 75.4	$ 6.4	$ (0.2)	$ 81.6	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1

40

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

Q2 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 26.6
Provision For Income Taxes				$ 10.0
Income (Loss) Before Taxes	$ 35.1	$ 1.7	$ (0.2)	$ 36.6
Non-Floor Plan Interest	$ 12.6	$ 0.4	-	13.0
Depreciation And Amortization	$ 21.7	$ 2.7	-	24.4
Stock-Based Compensation Expense	$ 2.6	-	-	2.6
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-
Impairment Charges	-	-	-	-
Long-Term Compensation Charges	-	-	-	-
Gain On Franchise Disposals	$ 0.4	-	-	0.4
Adjusted EBITDA	$ 72.4	$ 4.8	$ (0.2)	$ 77.0

Q2 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 16.9
Provision For Income Taxes				8.1
Income (Loss) Before Taxes	$ 53.2	$ (27.8)	$ (0.4)	$ 25.0
Non-Floor Plan Interest	12.3	0.4	0.1	12.8
Depreciation And Amortization	22.8	1.9	-	24.7
Stock-Based Compensation Expense	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	(2.6)	-	0.1	(2.5)
Impairment Charges	10.3	-	-	10.3
Long-Term Compensation Charges	-	23.3	-	23.3
Gain On Franchise Disposals	(38.0)	-	-	(38.0)
Adjusted EBITDA	$ 61.0	$ (2.2)	$ (0.2)	$ 58.6

Q1 2019 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 42.2
Provision For Income Taxes				19.0
Income (Loss) Before Taxes	$ 61.2	$ 0.2	$ (0.2)	$ 61.2
Non-Floor Plan Interest	11.8	0.5	-	12.3
Depreciation And Amortization	20.8	2.4	-	23.2
Stock-Based Compensation Expense	2.8	-	-	2.8
Loss (Gain) On Exit Of Leased Dealerships	(0.2)	-	-	(0.2)
Impairment Charges	-	1.9	-	1.9
Long-Term Compensation Charges	-	-	-	-
Gain On Franchise Disposals	(46.7)	-	-	(46.7)
Adjusted EBITDA	$ 49.7	$ 5.0	$ (0.2)	$ 54.5

Q1 2018 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ (2.2)
Provision For Income Taxes				(1.9)
Income (Loss) Before Taxes	$ 10.8	$ (14.7)	$ (0.2)	$ (4.1)
Non-Floor Plan Interest	12.4	0.3	0.1	12.8
Depreciation And Amortization	22.8	1.7	-	24.5
Stock-Based Compensation Expense	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	5.0	-	0.1	5.1
Impairment Charges	3.6	0.1	-	3.7
Long-Term Compensation Charges	-	9.2	-	9.2
Gain On Franchise Disposals	(1.2)	-	-	(1.2)
Adjusted EBITDA	$ 56.4	$ (3.4)	-	$ 53.0

41

Non-GAAP Reconciliation – Adjusted EBITDA By Segment

	Q4 2018 Franchised Dealerships Segment	Q4 2018 EchoPark Segment	Q4 2018 Discontinued Operations	Q4 2018 Total	Q4 2017 Franchised Dealerships Segment	Q4 2017 EchoPark Segment	Q4 2017 Discontinued Operations	Q4 2017 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 21.8				$ 62.0
Provision For Income Taxes				9.2				(8.4)
Income (Loss) Before Taxes	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0	$ 57.8	$ (4.0)	$ (0.2)	$ 53.6
Non-Floor Plan Interest	12.9	0.4	0.1	13.4	12.4	0.3	0.1	12.8
Depreciation And Amortization	21.1	2.2	-	23.3	22.6	1.3	-	23.9
Stock-Based Compensation Expense	1.3	-	-	1.3	2.2	-	-	2.2
Loss (Gain) On Exit Of Leased Dealerships	(1.1)	-	0.1	(1.0)	-	-	0.1	0.1
Impairment Charges	14.1	1.5	-	15.6	6.1	-	-	6.1
Long-Term Compensation Charges	-	-	-	-	-	1.3	-	1.3
Gain On Franchise Disposals	(0.2)	-	-	(0.2)	(1.5)	-	-	(1.5)
Adjusted EBITDA	$ 85.5	$ (2.1)	$ -	$ 83.4	$ 99.6	$ (1.1)	$ 0.0	$ 98.5

	Q3 2018 Franchised Dealerships Segment	Q3 2018 EchoPark Segment	Q3 2018 Discontinued Operations	Q3 2018 Total	Q3 2017 Franchised Dealerships Segment	Q3 2017 EchoPark Segment	Q3 2017 Discontinued Operations	Q3 2017 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 15.1				$ 19.4
Provision For Income Taxes				7.3				13.9
Income (Loss) Before Taxes	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4	$ 38.2	$ (4.4)	$ (0.5)	$ 33.3
Non-Floor Plan Interest	12.3	0.5	0.1	12.9	12.1	0.3	0.1	12.5
Depreciation And Amortization	22.1	2.0	-	24.1	22.2	1.3	-	23.5
Stock-Based Compensation Expense	4.6	-	-	4.6	3.2	-	-	3.2
Loss (Gain) On Exit Of Leased Dealerships	-	-	0.1	0.1	(0.2)	-	0.4	0.2
Impairment Charges	-	-	-	-	0.2	-	-	0.2
Gain On Franchise Disposals	-	-	-	-	(8.5)	-	-	(8.5)
Adjusted EBITDA	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1	$ 67.2	$ (2.8)	$ -	$ 64.4

Sonic Automotive EchoPark AUTOMOTIVE
42

® ®

® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220